U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                  CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 23, 1996

                        BOONTON ELECTRONICS CORPORATION

                            A New Jersey corporation
                         Commission File Number 0-2364
                 I.R.S. Employer Identification No. 22-1543137

           25 Eastmans Road, PO Box 465, Parsippany, N.J. 07054-0465
                                 (201) 386-9696

    ITEM 5.  OTHER EVENTS
             ------------

    On Februrary 23, 1996, in accordance with the Letter of Intent dated January 14, 1996, by and between Boonton Electronics Corporation (BEC) and General de Mesure et de Maintenance Electronique, S.A. (GMME), G.E.M. USA, Inc., a Delaware corporation and a wholly-owned subsidiary of GMME, purchased 180,300 treasury shares for three dollars and twelve and on-half cents ($3.125) per share.

    In conjunction with the above, the employment contract of Holmes Bailey, President and CEO, will not be renewed and Otto H. York, Chairman of the Board, will serve as President of the Corporation in the interim.


    EXHIBITS: None
    --------

                                   SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BOONTON ELECTRONICS CORPORATION

                        By: /s/ John E. Titterton
                           -------------------------------
                                  John E. Titterton
                             Secretary/Treasurer and Vice
                                  President Finance

Dated: February 23, 1996

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